UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

MaxCyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40674	52-2210438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9713 Key West Avenue, Suite 400

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 944-1700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MXCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 annual meeting of stockholders of MaxCyte, Inc. (the “Company”) held on June 18, 2025 (the “Annual Meeting”), the Company’s stockholders approved an Amendment (the “Plan Amendment”) to the MaxCyte, Inc. 2022 Equity Incentive Plan, as amended (the “2022 Plan”). The Plan Amendment increases by 2,950,000 the maximum number of shares of common stock authorized to be issued under the 2022 Plan. Further information regarding the Plan Amendment was provided in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2025 (the “Proxy Statement”).

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan Amendment. The Plan Amendment has been incorporated into the 2022 Plan via an Amended and Restated MaxCyte, Inc. 2022 Equity Incentive Plan (the “Amended and Restated 2022 Plan”), which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, the Company’s stockholders considered and approved five proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 – Election of Class I Directors:

Nominee	For	Withhold	Broker Non-Votes
Maher Masoud	69,794,241	11,013,848	6,613,081
Yasir Al-Wakeel	58,901,844	21,906,245	6,613,081
Rekha Hemrajani	59,111,391	21,696,698	6,613,081

Proposal 2 – Approval of the Plan Amendment:

For	Against	Abstain	Broker Non-Votes
74,124,667	6,481,735	201,687	6,613,081

Proposal 3 – Approval of the cancellation of admission of the Company’s common stock to trading on the AIM market of the London Stock Exchange:

Votes For	Votes Against	Abstentions
82,894,212	4,288,690	238,268

Proposal 4 – Ratification of the Audit Committee’s selection of CohnReznick LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions
87,039,354	58,701	323,115

Proposal 5 – Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies:

For	Against	Abstain
84,960,605	2,145,035	315,530

Because all proposals passed, the proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies was deemed moot.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Amended and Restated 2022 Plan
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxCyte, Inc.

Dated: June 18, 2025	By:	/s/ Douglas Swirsky
Douglas Swirsky
Chief Financial Officer